                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                       NUVEEN MUNICIPAL INCOME FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5) Total fee paid:

- --------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

- --------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETINGS
OF SHAREHOLDERS - JULY 25, 1996                          333 West Wacker Drive
                                                         Chicago, Illinois 60606
                                                         (800) 257-8787

NUVEEN MUNICIPAL INCOME FUND, INC.
NUVEEN MUNICIPAL VALUE FUND, INC.

June 7, 1996

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Income Fund, Inc. ("Municipal Income") and Nuveen Municipal Value Fund, Inc. ("Municipal Value"), each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Thursday, July 25, 1996, at 10:30 a.m., Chicago time, for the following purposes:

    1. To elect directors to the Board of Directors of each Fund as outlined below:

       a. For Municipal Income, to elect two (2) directors to each serve for a three year term and until their successors shall have been duly elected and qualified.

       b. For Municipal Value, to elect three (3) directors to each serve for a three year term and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1996.

    3. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of each Fund at the close of business on May 28, 1996 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
JOINT PROXY STATEMENT
JUNE 7, 1996

NUVEEN MUNICIPAL INCOME FUND, INC.
NUVEEN MUNICIPAL VALUE FUND, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors of each of Nuveen Municipal Income Fund, Inc. ("Municipal Income") and Nuveen Municipal Value Fund, Inc. ("Municipal Value") (individually, a "Fund" and, collectively, the "Funds") of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 25, 1996 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees for director, as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of Directors of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of the other Fund.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the election of directors and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of May 28, 1996 there were issued and outstanding 7,776,486 shares of Municipal Income and 194,959,522 shares of Municipal Value. Those persons who were shareholders of record at the close of business on May 28, 1996 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 7, 1996

1. ELECTION OF DIRECTORS OF EACH FUND

At the Annual Meeting of Municipal Income two (2) directors are to be elected for a three year term, and at the Annual Meeting of Municipal Value three (3) directors are to be elected for a three year term, as described below. The Board of Directors of Municipal Income has designated Anthony T. Dean and Anne E. Impellizzeri as the nominees for directors for terms expiring at the Annual Meeting of Shareholders of that Fund in 1999, and until their successors have been duly elected and qualified. The Board of Directors of Municipal Value has designated Anthony T. Dean, Royce A. Hoyle and Anne E. Impellizzeri as the nominees for directors for terms expiring at the Annual Meeting of Shareholders of that Fund in 1999, and until their successors have been duly elected and qualified.

The Board of Directors of each Fund is divided into three classes with the terms of each of the first, second and third classes expiring at the Annual Meetings of the Funds in the years indicated in the table below. The members of the Board of Directors and the nominees for election to the Board are the same for each Fund, except that Royce A. Hoyle is a nominee for the Board of Directors of Municipal Value only. The affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the directors of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a director of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Directors.

The table below shows each nominee's or continuing director's age, principal occupation and other business affiliations, the year in which each nominee or continuing director was first elected or appointed a director of each Fund and the number of common shares of the Funds and of all funds managed by Nuveen Advisory Corp. (excluding money market funds) which each nominee or continuing director beneficially owned as of April 30, 1996. Anne E. Impellizzeri was last elected to each Fund's Board of Directors at the 1994 annual meeting of shareholders and Royce A. Hoyle was last elected to Municipal Value's Board of Directors at the 1994 annual meeting of shareholders. Anthony T. Dean will be standing for election by each Fund's shareholders for the first time at the Annual Meeting to fill a vacancy that will occur upon the retirement of Richard
J. Franke from John Nuveen & Co. Incorporated and the Board of Directors of the Fund on June 30, 1996. Mr. Franke's contributions to the Funds are greatly appreciated. As of April 30, 1996, Mr. Franke owned 1,333 shares of Municipal Value and 500 shares of Municipal Income. In addition to the vacancy that will occur upon the retirement of Mr. Franke, there is currently another vacancy on the Board. Each Fund's nominating committee is considering candidates for that vacancy.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR DIRECTOR OF EACH FUND

    -------------------------------------------------------------------------------------
                                                                     FULL SHARES OF
                                                                      COMMON STOCK
                                                                   BENEFICIALLY OWNED
                                                                     APRIL 30, 1996
                                             YEAR FIRST    ----------------------------------
     NAME, AGE AND PRINCIPAL        YEAR     ELECTED OR                               ALL
           OCCUPATION OF            TERM      APPOINTED    MUNICIPAL   MUNICIPAL     NUVEEN
NOMINEES AS OF APRIL 30, 1996(1)   EXPIRES   A DIRECTOR    INCOME(2)    VALUE(2)    FUNDS(3)
    -------------------------------------------------------------------------------------
CLASS I, MUNICIPAL INCOME
CLASS II, MUNICIPAL VALUE
*Anthony T. Dean (51)              1999      Nominee                0           0       5,695
Director nominee of the Funds and
President-elect (effective July
  1, 1996); President,
Chairman-elect (effective July 1,
1996) and Trustee of the Select
Tax-Free Portfolios advised by
Nuveen Institutional Advisory
Corp. (since July 1994);
President-elect (effective July
1, 1996) and Executive Vice
President and Director of The
John Nuveen Company (since March
1992), John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. (since October 1992) and
Nuveen Institutional Advisory
Corp. (since October 1992).
Anne E. Impellizzeri (63)          1999      1994-                  0           0       2,000
Director of the Funds; President             each Fund
  and Chief Executive Officer of
Blanton-Peale, Institutes of
Religion and Health (since
December 1990); prior thereto,
Vice President of New York City
Partnership (from 1987 to 1990)
and Vice President of
Metropolitan Life Insurance
Company (from 1980 to 1987).

NOMINEE FOR DIRECTOR OF MUNICIPAL VALUE

- ------------------------------------------------------------------------------------------
                                                                            FULL SHARES OF
                                                                              COMMON STOCK
                                                                        BENEFICIALLY OWNED
                                                                            APRIL 30, 1996
                                                YEAR FIRST         -----------------------
NAME, AGE AND PRINCIPAL OCCUPATION   YEAR       ELECTED OR                             ALL
  OF                                 TERM       APPOINTED           MUNICIPAL       NUVEEN
NOMINEE AS OF APRIL 30, 1996(1)      EXPIRES    A DIRECTOR           VALUE(2)     FUNDS(3)
- ------------------------------------------------------------------------------------------
CLASS II, MUNICIPAL VALUE
Royce A. Hoyle (73)                  1999       1994-                     585        3,933
Director (since October 1994) of                Municipal Value
  Nuveen Municipal Value Fund,                  only
Inc. and Nuveen Premium Income
Municipal Fund, Inc.; previously a
Board Member of the Nuveen Funds
advised by Nuveen Advisory Corp.
(from April 1985 to February
1992); prior to January 1987, a
Vice President of Duff & Phelps,
Inc. (investment research and
financial analysis) and thereafter
(to January 1992) a consultant.
- ------------------------------------------------------------------------------------------

CONTINUING DIRECTORS OF EACH FUND

- ----------------------------------------------------------------------------------------------
                                                                                FULL SHARES OF
                                                                                  COMMON STOCK
                                                                            BENEFICIALLY OWNED
                                                                                APRIL 30, 1996
NAME, AGE AND PRINCIPAL                   YEAR FIRST        ----------------------------------
  OCCUPATION OF                 YEAR      ELECTED OR                                       ALL
CONTINUING DIRECTORS AS OF      TERM      APPOINTED         MUNICIPAL   MUNICIPAL       NUVEEN
APRIL 30, 1996(1)               EXPIRES   A DIRECTOR        INCOME(2)    VALUE(2)     FUNDS(3)
- ----------------------------------------------------------------------------------------------
CLASS II, MUNICIPAL INCOME
CLASS III, MUNICIPAL VALUE
Margaret K. Rosenheim (69)      1997      1987-                    160         162       5,329
Director of the Funds; Helen              Municipal Value
  Ross Professor of Social                1988-
Welfare Policy, School of                 Municipal
Social Service Administration,            Income
University of Chicago.
CLASS III, MUNICIPAL INCOME
CLASS I, MUNICIPAL VALUE
Lawrence H. Brown (61)          1998      1993-                      0           0       3,637
Director of the Funds; retired            each Fund
  in August 1989 as Senior Vice
President of The Northern Trust
Company.
- ----------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------
                                                                               FULL SHARES OF
                                                                                 COMMON STOCK
                                                                           BENEFICIALLY OWNED
                                                                               APRIL 30, 1996
NAME, AGE AND PRINCIPAL                      YEAR FIRST    ----------------------------------
OCCUPATION OF                      YEAR      ELECTED OR                                   ALL
CONTINUING DIRECTORS AS OF APRIL   TERM      APPOINTED     MUNICIPAL   MUNICIPAL       NUVEEN
30, 1996(1)                        EXPIRES   A DIRECTOR    INCOME(2)    VALUE(2)     FUNDS(3)
- ---------------------------------------------------------------------------------------------
Peter R. Sawers (63)               1998       1991-             1,850           0       8,281
Director of the Funds; Adjunct                each Fund
Professor of Business and
Economics, University of Dubuque,
Iowa (since January 1991);
Adjunct Professor, Lake Forest
Graduate School of Management,
Lake Forest, Illinois (since
January 1992); prior thereto,
Executive Director, Towers Perrin
Australia (management
consultant); Chartered Financial
Analyst; Certified Management
Consultant.
*Timothy R. Schwertfeger (47)      1998       1994-                 0      13,341      94,921
President and Director of the                 each Fund
Funds (since July 1994),
Chairman-elect (effective July 1,
1996); Chairman-elect (effective
July 1, 1996) and Executive Vice
President and Director of The
John Nuveen Company (since March
1992), John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. (since October 1992) and
Nuveen Institutional Advisory
Corp. (since October 1992).
- ---------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' Adviser, Nuveen Advisory Corp.

(1) The director nominees of the Funds, except Royce A. Hoyle and Anthony T. Dean, are board members of 21 Nuveen open-end funds and 53 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). Mr. Hoyle is a director of Municipal Value and Nuveen Premium Income Municipal Fund, Inc. only. Mr. Dean is a board member nominee of 18 closed-end NAC Funds and is a board member of five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds"). Mr. Schwertfeger is a board member nominee of each of the NIAC Funds.

(2) The above persons have sole voting power and sole investment power as to the shares listed, except that Messrs. Hoyle and Schwertfeger hold their shares jointly with their respective spouses. No director or director nominee beneficially owned as much as 1% of the outstanding Common Stock of either Fund.

(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC Funds referred to in note (1) above (excluding money market funds).

The directors affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Directors who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes, except for the annual retainer, fees and expenses paid to Mr. Hoyle, which are allocated between Municipal Value and Nuveen Premium Income Municipal Fund, Inc. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of that Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral.

The table below shows, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended October 31, 1995 and the total compensation that the Nuveen funds accrued for each director during the calendar year 1995, including any interest earned for directors on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings for that calendar quarter on the shares of such Nuveen fund.

- --------------------------------------------------------------------------------

                                                                          TOTAL
                                                                       COMPENSATION
                                                                       NUVEEN FUNDS
                                        AGGREGATE COMPENSATION         ACCRUED FOR
          NAME OF DIRECTOR                  FROM THE FUNDS             DIRECTORS(1)
- -----------------------------------------------------------------------------------
                                       MUNICIPAL       MUNICIPAL
                                        INCOME           VALUE
                                       -------------------------
Lawrence H. Brown                           $297           3,013         $ 55,500
Anne E. Impellizzeri                        $297          11,024           63,000
Royce A. Hoyle                                --          38,981           63,010(2)
Margaret K. Rosenheim                       $308           2,938           62,322(3)
Peter R. Sawers                             $297           2,711           55,500

- --------------------------------------------------------------------------------

(1) Includes, except for Royce A. Hoyle, compensation for service on the boards of the NAC Funds. Includes for Mr. Hoyle compensation for service on the board of Municipal Value and Nuveen Premium Income Municipal Fund, Inc.

(2) Includes $2,010 in interest accrued in prior years on deferred compensation from his previous directorships.

(3) Includes $1,572 in interest accrued on deferred compensation from prior years.

Richard J. Franke, Margaret K. Rosenheim and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of Directors of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. The respective executive committees of each Fund held twelve meetings during the fiscal year ended October 31, 1995.

Each Fund's Board of Directors has an audit committee composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, and, in the case of Municipal Value, Royce A. Hoyle, directors who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Directors. The respective audit committees of the Funds held two meetings during the fiscal year ended October 31, 1995.

Nomination of those directors who are not "interested persons" of each Fund is committed to a nominating committee composed of the directors who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The respective nominating committees of each Fund held two meetings during the fiscal year ended October 31, 1995. No policy or procedure has been established as to the recommendation of director nominees by shareholders.

In connection with certain legal actions described more fully on page 9 of this Joint Proxy Statement, Municipal Value has a special investigating committee composed of Anne E. Impellizzeri and Royce A. Hoyle. The special investigating committee, which independently investigates the various claims made by plaintiffs in the litigation, held eighteen meetings during the fiscal year ended October 31, 1995.

The Board of Directors of each Fund held five meetings during the fiscal year ended October 31, 1995. During the last fiscal year, each director attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declare dividends. His attendance at executive committee meetings which he was scheduled to attend was less than 75%.

The Funds have the same executive officers. The following table sets forth information as of April 30, 1996 with respect to each executive officer of the Funds, other than executive officers who are directors and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of Directors of each Fund after the Annual Meeting, which Board of Directors' meeting is presently scheduled to be held on July 25, 1996 for each Fund; however, as previously mentioned, Mr. Franke will be retiring from the Board of Directors effective June 30, 1996.

- -----------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS             POSITION AND OFFICES WITH
FOR PAST FIVE YEARS                             FUNDS
- -----------------------------------------------------------------------------
William M. Fitzgerald, 32                       Vice President
Vice President of Nuveen Advisory Corp.         (since 1996)
(since December 1995); prior thereto,
Assistant Vice President (from September
1992 to December 1995) and Assistant
Portfolio Manager (from June 1988 to
September 1992) of Nuveen Advisory Corp.
Kathleen M. Flanagan, 48                        Vice President
Vice President of John Nuveen & Co.             (since 1994)
Incorporated
Richard J. Franke, 64                           Chairman of the Board
Chairman of the Board and Director of The       (since each Fund's
John Nuveen Company (since March 1992),         organization)
John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional
Advisory Corp.; formerly Chairman of the
Board and Board Member of the Nuveen Funds
advised by Nuveen Institutional Advisory
Corp. (from inception to August 1994);
Certified Financial Planner.
J. Thomas Futrell, 40                           Vice President
Vice President of Nuveen Advisory Corp.         (since 1991)

- -------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS
FOR PAST FIVE YEARS                             POSITION AND OFFICES WITH FUNDS
- -------------------------------------------------------------------------------
Steven J. Krupa, 38                             Vice President
Vice President of Nuveen Advisory Corp.         (since 1990)

Anna R. Kucinskis, 50                           Vice President
Vice President of John Nuveen & Co.             (since 1991)
Incorporated.

Larry W. Martin, 44                             Vice President (since 1993) &
Vice President (since September 1992),          Assistant Secretary (since
Assistant Secretary and Assistant General       1989)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and
Assistant Secretary of Nuveen Advisory
Corp.; Vice President (since May 1993) and
Assistant Secretary (since January 1992) of
Nuveen Institutional Advisory Corp.;
Assistant Secretary (since February 1993) of
The John Nuveen Company; Director of Nuveen,
Duff & Phelps Investment Advisors (since
January 1995).

O. Walter Renfftlen, 56                         Vice President & Controller
Vice President and Controller of The John       (since each Fund's
Nuveen Company (since March 1992), John         organization)
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory
Corp.

Thomas C. Spalding, Jr., 44                     Vice President
Vice President of Nuveen Advisory Corp. and     (since each Fund's
Nuveen Institutional Advisory Corp.;          organization)
Chartered Financial Analyst.

H. William Stabenow, 61                         Vice President & Treasurer
Vice President and Treasurer of The John        (since 1988)
Nuveen Company (since March 1992), John
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory
Corp. (since January 1992).

James J. Wesolowski, 45                         Vice President & Secretary
Vice President, General Counsel and             (since 1988)
Secretary of The John Nuveen Company
(since March 1992), John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.

Gifford R. Zimmerman, 39                        Vice President (since 1993) &
Vice President (since September 1992),          Assistant Secretary (since
Assistant Secretary and Assistant General       1989)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and
Assistant Secretary of Nuveen Advisory
Corp.; Vice President (since May 1993) and
Assistant Secretary (since January 1992) of
Nuveen Institutional Advisory Corp.
- -----------------------------------------------------------------------------

On April 30, 1996, directors and executive officers of the Funds as a group beneficially owned 2,947 shares of Municipal Income and 15,421 shares of Municipal Value (less than 1% of each Fund). On April 30, 1996, directors, director nominees and executive officers of the

Funds as a group beneficially owned 319,589 common shares of all funds managed by the Adviser (excluding money market funds). As of April 30, 1996, no person is known to the Funds to have owned beneficially more than five percent of the shares of Common Stock of either Fund.

Certain legal actions originally filed in January 1994 by Municipal Value shareholders are pending in federal district court in Chicago against John Nuveen & Co. Incorporated, Nuveen Advisory Corp., and the directors of the Fund at the time of the Fund's January 1994 rights offering, alleging that the defendants violated federal and state laws and the Fund's articles of incorporation in connection with the rights offering and seeking unspecified damages. A lawsuit making similar allegations was filed in 1995 against the same defendants in state court in Minneapolis, Minnesota. The suit was dismissed in December, 1995 and is on appeal. Fund shareholders have also filed actions in Chicago against the Fund's former outside legal counsel and in-house counsel to John Nuveen & Co. Incorporated and Nuveen Advisory Corp. seeking unspecified damages and alleging, among other things, negligence and professional malpractice. The defendants have denied the allegations and are defending the suits. The Court in the Chicago case recently denied in large part various motions to dismiss. The Fund's Board of Directors has created a committee, comprised of outside directors who are not defendants in the suits, to investigate the claims being pursued in the Fund's name and to explore all options. The committee has completed its investigation. Based on the Committee's investigation, the Fund, in May, 1996, filed a motion to be substituted as the actual plaintiff and to terminate the litigation, except as to certain claims against the Fund's adviser and outside counsel. The motion is currently pending before the Court. While there can be no assurance as to the outcome of these suits, based on their current status, Fund management believes that they will not have a material adverse effect on the Fund.

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended October 31, 1995, all Section 16(a) filing requirements applicable to that Fund's officers and directors, investment adviser and affiliated persons of the investment adviser were complied with.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board of Directors who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending October 31, 1996. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for Municipal Income in its initial public offering of shares in April 1988 and for Municipal Value in its initial public offering of shares in June 1987.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of either of the Funds to be held in 1997 a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 7, 1997.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $4,000.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT (WHICH WILL SOON BE AVAILABLE) UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at either Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

                                                                          NUV796

                                                                   PROXY BALLOT

NUVEEN MUNICIPAL INCOME FUND, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 25, 1996

The undersigned hereby appoints Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Municipal Income Fund, Inc. to be held on July 25, 1996, or any adjournment or adjournment thereof:

1.  Election of Directors:
    NOMINEES:  Anthony T. Dean, Anne E. Impellizzeri (each to a term expiring in 1999).

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1996.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.



         ---------------------------------------------------------------------
         You are encouraged to specify your choices by marking the
         appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
         ----------------------------------------------------------------------
                               SEE REVERSE SIDE



                                                                        NMI796

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:

                                  Please mark your votes as in this example. [X]


- -----------------------------------------------------------------------------------------------------------------------------------
1.  ELECTION OF DIRECTORS:     [ ] FOR              [ ] WITHHOLD authority              [ ] WITHHOLD authority to vote
    (See Reverse for nominees)     all nominees         to vote for all nominees            for nominees indicated below:

INSTRUCTIONS:                                                                       ------------------------------------
To Grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                             FOR   AGAINST  ABSTAIN
2.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING    [ ]     [ ]      [ ]
    OCTOBER 31, 1996.

3.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
    BEFORE THE ANNUAL MEETING.

- -----------------------------------------------------------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

              -Please be sure to sign and date this Proxy.
- ----------------------------------------------------------


- -Shareholder sign here                 Date
                       ----------------    ---------------


- -Co-owner sign here                    Date
                       ----------------    ---------------

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[ ]  BK NUV796                                                       NMI796